EXHIBIT 99.3

Pro Forma Financial Information.

                                FIRSTMARK CORP.
                         PRO FORMA FINANCIAL STATEMENTS


The following unaudited pro forma condensed consolidated balance sheet and statement of operations give effect to the acquisition of Southern Capital, Corp.("Southern Capital") described in item 2 of this Form 8-KA. The pro forma information is based on historical financial statements of Firstmark Corp. and Southern Capital giving effect to the transaction under the purchase method of accounting and adjustments described in the accompanying explanatory notes to the unaudited pro forma statements. The June 30, 1996 unaudited pro forma condensed consolidated balance sheet gives effect to the acquisition as if such acquisition had occurred on June 30, 1996. The unaudited pro forma condensed consolidated statement of operations for the year ended June 30, 1996, gives effect to the acquisition as if such acquisition had occurred on July 1, 1995, the first day of the period presented.

The unaudited pro forma condensed consolidated financial statements have been prepared by Firstmark Corp. based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of Firstmark, or the financial position or results of operations of Firstmark that would have actually occurred had the transaction been in effect as of the date or for the period presented.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of Firstmark Corp. and Southern Capital.

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                                FIRSTMARK CORP.
                            PRO FORMA BALANCE SHEET
                            YEAR ENDED JUNE 30, 1996
                                  (Unaudited)

(Amounts in thousands)
                                                      Firstmark       Southern       Pro Forma           Pro Forma
                                                        Corp.          Capital      Adjustments          Combined
ASSETS
 Cash and cash equivalents                             $    658     $      982                         $     1,640
Investments - interest bearing time deposits                  -             63                                  63
Investments - trading                                       386             -                                  386
Investments - available for sale                            957            399                               1,356
Investments - held to maturity                                -          1,979                               1,979
Real estate and timber                                    1,175              -                               1,175
Other Investments                                         1,554            506  $       412 (a)              2,472
Notes and accounts receivable                               501          1,174                               1,675
Title plant                                                   -             42        3,502 (a)              3,544
Property - net                                              154            634          350 (a)              1,138
Other assets                                                285            669          535 (b)              1,489
                                                      ==========    ==========   =================     =============
          Total Assets                                 $  5,670     $    6,448   $    4,799            $    16,917
                                                      ==========    ===========   =================    =============
LIABILITIES
 Borrowed funds                                        $      -    $       682                         $       682
Other accrued liabilities                                   196            310                                 506
Reserve for policy claims                                     -            945                                 945
Deferred income tax liability                                 -            655                                 655
Convertible notes payable                                 1,035              -                               1,035
Negative goodwill                                         2,123    $    (2,123)   $  (2,123)(d)                  0
                                                      ----------    -----------   -----------------     ------------
         Total Liabilities                                1,231          4,715       (2,123)                 3,823
                                                      ----------    -----------   -----------------     ------------
STOCKHOLDERS' EQUITY
Preferred stock                                              11              -            8 (f)                 19
Common stock                                                454              -                                 454
Treasury stock                                             (819)             -                                (819)
Retained earnings                                          (826)         1,537           (3)(d)                708
Additional paid in capital - common                       3,394            204                               3,598
Additional paid in capital - preferred                    2,163              -        6,917 (f)              9,080
Net unrealized gain / (loss)                                 62             (8)                                 54
                                                      ----------    -----------   -----------------     ------------
       Total Stockholders' Equity                         4,439          1,733        6,922                 13,094
                                                      ==========    ===========   =================     ============
        Total Liabilites and Stockholders' Equity      $  5,670    $     6,448    $   4,799              $  16,917
           check                                      ==========    ===========   =================     ============
                                                             $0             $0           $0                     $0

See accompanying notes to unaudited pro forma financial statements.


                                FIRSTMARK CORP.
                       PRO FORMA STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 1996
                                  (Unaudited)

(Amounts in thousands)
                                                         Firstmark              Southern              Pro Forma       Pro Forma
                                                           Corp.                Capital              Adjustments       Combined
 Commissions and fees                                  $         1,730       $             -                         $    1,730
Interest and dividend income                                       156                   243                                399
Loss (gain) on investments                                         659                   132                                791
Title insurance revenues                                             -                 9,117                              9,117
Amortization of negative goodwill                                    -                     -                                  0
Other income                                                         6                   176                                182
                                                      -----------------     -----------------     -------------     ------------
           Total revenues                                        2,551                 9,668                 -           12,219
                                                                                                                    ------------
Commissions and fee expense                                      1,018                 3,028                              4,046
Depreciation and amortization                                       68                     -     $            3 (d)          71
Interest expense                                                    85                     -                                 85
General and adminstrative                                          862                 6,972                              7,834
Provision for policy claims                                          0                   209                                209
Other                                                               29                     -                                 29
                                                      -----------------     -----------------     -------------     ------------
Operating expenses                                               2,062                10,209                 3           12,274
Bad debt expense                                                 1,272                                                    1,272
                                                      -----------------     -----------------     -------------     ------------
Income (loss) before taxes                                        (783)                 (541)               (3)          (1,327)
Income tax expense (benefit)                                      (266)(e)              (184)(e)                           (450)
                                                      -----------------     -----------------     -------------     ------------
           Net income (loss)                                      (517)                 (357)               (3)            (877)
Dividends on preferred stock                                       142                     -                                142
                                                      -----------------     -----------------     -------------     ------------
 Net income (loss) applicable to common stock          $          (659)     $           (357)     $         (3)    $     (1,019)
                                                      =================     =================     =============     ============

 Earnings (Loss) per common share                      $         (0.31)                                             $     (0.25)(c)
                                                      =================                                             ============

See accompanying notes to unaudited pro forma financial statements.

(a) Represents the write up of fixed assets, title plant, and investments that resulted from applying purchase price accounting.

(b) Represents the excess of purchase price over the net assets aquired with and estimated useful life of 20 years. The amounts are preliminary estimates and are not expected to materially change.

(c) EPS calculation includes preferred shares issued to the shareholder Southern Capital Corp. (SCC) as if the transaction had been completed at the beginning of the year and assumes conversion to common stock.

(d) Includes amortization of goodwill in for one year that resulted from aquisition. Elimination of negative goodwill that resulted from prior acquisition by SCC.

(e) Income taxes have been determined using the applicable statutory rate.

(f) Issuance of Firstmark preferred stock to sellers of Southern Capital.